UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2015

HAWAIIAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Officer Appointment

On May 21, 2015, Shannon Okinaka was appointed Executive Vice President and Chief Financial Officer of Hawaiian Holdings, Inc. (the “Company”) and its wholly-owned subsidiary, Hawaiian Airlines, Inc. (“Hawaiian”), effective immediately. Ms. Okinaka had been serving as Senior Vice President and Interim Chief Financial Officer of the Company and Hawaiian since January 12, 2015, as disclosed in the Current Report on Form 8-K filed by the Company on January 14, 2015.

(e)

Compensatory Arrangement with Shannon Okinaka

In connection with her appointment as Executive Vice President and Chief Financial Officer, Ms. Okinaka’s base salary was increased to $375,000 per year and her target annual bonus percentage was increased to 75%. Ms. Okinaka was also granted 12,346 restricted stock units (“RSUs”). Vesting of fifty percent of the RSUs is time-based and will vest ratably over three years from the grant date, and vesting of the remaining fifty percent of the RSUs is performance based and will vest, to the extent the performance metrics have been achieved, on the third anniversary of the grant date.

Cash Retention Bonus to Peter Ingram

On May 21, 2015, the Compensation Committee of the Board of Directors of the Company approved a cash retention bonus of $500,000 to Peter Ingram, payable as a single lump sum on April 1, 2018, subject to his continued employment with the Company through March 1, 2018 (the “Cash Retention Bonus”). In the event that Mr. Ingram’s employment is terminated by the Company before March 1, 2018 under circumstances that would otherwise entitle Mr. Ingram to severance benefits under his employment agreement with the Company, then Mr. Ingram will be entitled to a pro-rated portion of the Cash Retention Bonus. If a Change of Control of the Company, as that term is defined in Mr. Ingram’s employment agreement, occurs prior to March 1, 2018, Mr. Ingram will be entitled to the full Cash Retention Bonus.

2015 Stock Incentive Plan

On May 21, 2015, at the 2015 Annual Meeting of Stockholders, the Company’s 2015 Stock Incentive Plan (the “2015 Plan”) was approved by the Company’s stockholders. The Board of Directors of the Company previously approved the 2015 Plan subject to approval of the Company's stockholders. Detailed summaries of the 2015 Plan are set forth in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 10, 2015, in the supplement to the Company’s proxy statement filed on May 12, 2015 and in the Current Report on Form 8-K filed on May 12, 2015. The foregoing and the summaries contained in the proxy statement, the supplement to the proxy statement and the Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the 2015 Plan, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference. Grants under the plan will be made pursuant to the Company’s forms of Restricted Stock Unit Agreement, Performance Stock Unit Agreement and Stock Option Agreement, which are filed hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., local time, at the Interisland Conference Center, 7th Floor of the Interisland Terminal, Honolulu International Airport, 400 Rodgers Boulevard, Honolulu, HI 96819, for the following purposes:

Proposal No. 1	To elect eight directors from among the nominees described in the Company’s 2015 proxy statement filed with the Securities and Exchange Commission on April 10, 2015.

Proposal No. 2	To ratify Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

Proposal No. 3	To approve the Company’s 2015 Stock Incentive Plan.

Proposal No. 4
To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2015 proxy statement filed with the Securities and Exchange Commission on April 10, 2015.

Only stockholders of record at the close of business on March 23, 2015, the record date, were entitled to vote at the Annual Meeting. At the record date, 54,716,379 shares of Common Stock and three shares of Special Preferred Stock were issued and outstanding. Each share of Common Stock and Special Preferred Stock was entitled to one vote. The Company had no other class of voting securities outstanding and entitled to vote at the meeting. A total of 49,539,831 shares, or 90.54% of total shares outstanding, were voted representing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Proposal No. 1 Election of Directors

Proposal	Votes For	Votes Withheld	Broker Non-Votes	Outcome

Election of Gregory S. Anderson	37,150,853	939,953	11,449,025	Elected

Election of Mark B. Dunkerley	37,436,536	654,270	11,449,025	Elected

Election of Lawrence S. Hershfield	37,399,250	691,556	11,449,025	Elected

Election of Zac S. Hirzel	36,863,156	1,227,650	11,449,025	Elected

Election of Randall L. Jenson	37,123,384	967,422	11,449,025	Elected

Election of Tomoyuki Moriizumi	37,199,019	891,787	11,449,025	Elected

Election of Crystal K. Rose	37,349,448	741,358	11,449,025	Elected

Election of Richard N. Zwern	37,338,591	752,215	11,449,025	Elected

Proposal No. 2 Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

48,585,067	446,953	507,811	0	Approved

Proposal No. 3 Approval of the 2015 Stock Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

34,660,596	2,941,098	489,112	11,449,025	Approved

Proposal No. 4 Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s 2015 proxy statement filed with the Securities and Exchange Commission on April 10, 2015.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

36,803,170	686,976	600,660	11,449,025	Approved

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Hawaiian Holdings, Inc. 2015 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Hawaiian Holdings, Inc. on May 12, 2015).

10.2	Form of Hawaiian Holdings, Inc. Restricted Stock Unit Agreement.

10.3	Form of Hawaiian Holdings, Inc. Performance Restricted Stock Unit Agreement.

10.4	Form of Hawaiian Holdings, Inc. Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: May 28, 2015	By:	/s/ Hoyt H. Zia
Hoyt H. Zia Secretary

EXHIBIT INDEX

10.1	Hawaiian Holdings, Inc. 2015 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Hawaiian Holdings, Inc. on May 12, 2015).

10.2	Form of Hawaiian Holdings, Inc. Restricted Stock Unit Agreement.

10.3	Form of Hawaiian Holdings, Inc. Performance Restricted Stock Unit Agreement.

10.4	Form of Hawaiian Holdings, Inc. Stock Option Agreement.